SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 19, 2001



                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                              333-36244             41-1808858

(State or other                (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                             Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 832-7000


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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the October, 2001 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.





Master Serviced by Residential Funding Corporation

1995-1 RFM2 1996-HS1 RFM2 1996-HS2 RFM2 1996-HS3 RFM2 1996-RHS4 RFM2 1997-GMACM4
RFM2 1997-HI1 RFM2 1997-HI3 RFM2 1997-HS2 RFM2 1997-HS5 RFM2 1998-HI2 RFM2
1998-HI4 RFM2 1998-HS1 RFM2 1998-HS3 RFM2 1999-HI1 RFM2 1999-HI4 RFM2 1999-HI6
RFM2 1999-HI8 RFM2 1999-HS2 RFM2 1999-HS3 RFM2 1999-HS5 RFM2 1999-HS7 RFM2
2000-HI1 RFM2 2000-HI2 RFM2 2000-HI3 RFM2 2000-HI4 RFM2 2000-HI5 RFM2 2000-HS1
RFM2 2001-HI1 RFM2 2001-HI2 RFM2 2001-HI3 RFM2 2001-HI4 RFM2 2001-HS1 RFM2
2001-HS2 RFM2 2001-HS3 RFM2





Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  October 19, 2001

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